UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240. 14a-12
Valaris Limited

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Your **Vote** Counts!

VALARIS LIMITED

2022 Annual General Meeting
Vote by 7 June 2022
3:00 PM ET

VALARIS

ATTN: INVESTOR RELATIONS
5847 SAN FELIPE
SUITE 3300
HOUSTON, TX 77057

D76267-P72465

You invested in VALARIS LIMITED and it's time to vote!

You have the right to vote on proposals being presented at the 2022 Annual General Meeting. **This is an important notice regarding the availability of proxy materials for the Annual General Meeting to be held on 8 June 2022.**

Get informed before you vote

View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to 25 May 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

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Meeting Information*

8 June 2022

8:00 a.m. Bermuda Time

The Rooftop Room at The Loren at Pink Beach
116 South Shore Road, Tucker's Town
Smiths HS 01, Bermuda

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at Valaris' 2022 Annual General Meeting on 8 June 2022. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends
1.	To elect Directors to serve until the 2023 Annual General Meeting of Shareholders **Nominees:**	
1a.	Anton Dibowitz	For
1b.	Gunnar Eliassen	For
1c.	Dick Fagerstal	For
1d.	Joseph Goldschmid	For
1e.	Elizabeth D. Leykum	For
1f.	Deepak Munganahalli	For
1g.	James W. Swent, III	For
2.	To approve the appointment of KPMG LLP as our independent registered public accounting firm until the close of the 2023 Annual General Meeting of Shareholders and to authorize the Board, acting by its Audit Committee, to set KPMG LLP's remuneration.	For
3.	To approve on a non-binding, advisory basis the compensation of our named executive officers.	For

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D76268-P72465